                                                                   EXHIBIT 10.3

                 FORM OF RESTRICTED STOCK UNIT AWARD MEMORANDUM

                               M E M O R A N D U M

TO:      [Name]1

FROM:    Human Resources

DATE:    [Date]

SUBJECT: [Date] Restricted Stock Unit Grant

Congratulations [Name]! You have been awarded [Number] Restricted Stock Units
(RSU's) under the new Restricted Stock Plan. The market value of these RSU's based on the closing price on [Date] of [Amount] is [Amount]. These RSU's will vest 25% upon the grant ([Date]), then 25% on each of the next three anniversary dates. The shares underlying the grant will become freely tradable and will be issued on [Date]. As a reminder, Social Security and Medicare withholding taxes are due as the RSU's vest. Accordingly, any applicable withholdings for the first 25% vesting will be deducted, or loaned to you if you are eligible, and reflected on the [Date] payroll. The withholdings will occur with each 25%
vesting.

The attached Prospectus should be read in conjunction with this grant.

The table below reflects the vesting schedule. Note that when we enter this grant into our software system, rounding occurs and the vesting may change between periods.

    --------------------------- ------------------- ---------------
      Number of Units              Vesting Date        Percentage
    --------------------------- ------------------- ---------------
         [Number]                     [Date]              25%
    --------------------------- ------------------- ---------------
         [Number]                     [Date]              25%
    --------------------------- ------------------- ---------------
         [Number]                     [Date]              25%
    --------------------------- ------------------- ---------------
         [Number]                     [Date]              25%
    --------------------------- ------------------- ---------------

Should you have questions, please do not hesitate to ask any one of us in HR, or
[Name] and [Name].

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1   Items in brackets are features that vary among individual awards.